UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023
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D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.750% Senior Notes due 2023	DHI 23A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Effective April 4, 2023, DHI Mortgage Company, Ltd., a Texas limited partnership (“DHI Mortgage”), and a wholly-owned subsidiary of D.R. Horton, Inc., a Delaware corporation, and Royal Bank of Canada (“RBC”) entered into a Master Repurchase Agreement (the “Repurchase Agreement”) pursuant to which DHI Mortgage may from time to time sell to RBC, and later repurchase, eligible residential mortgage loans (the "Repurchase Facility"). Such transactions are governed by the terms and conditions in the Repurchase Agreement and the ancillary or operative agreements attached thereto or referred to therein.

The Repurchase Facility provides DHI Mortgage with uncommitted borrowing capacity of up to $300 million. Under the terms of the Repurchase Agreement, RBC is under no obligation to fund the purchase of any eligible residential mortgage loans. Interest on any outstanding balance under the Repurchase Facility is determined by a per annum rate based on (a) SOFR plus (b) a pricing spread, as agreed to by DHI Mortgage and RBC prior to each transaction.

The Repurchase Facility includes customary affirmative and negative covenants, events of default and financial covenants. The financial covenants require DHI Mortgage to maintain a minimum tangible net worth, a minimum level of liquidity and an indebtedness to tangible net worth ratio below a maximum level. The obligations of DHI Mortgage under the Repurchase Facility are not guaranteed by D.R. Horton, Inc. or any of the subsidiaries that guarantee the debt of its homebuilding, Forestar or rental operations.

The Repurchase Facility is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01. Terms not defined herein are defined in the Repurchase Facility or as provided therein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01. “Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Master Repurchase Agreement, dated April 4, 2023, between DHI Mortgage Company, Ltd. and Royal Bank of Canada.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	April 10, 2023	By:	/S/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

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